SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                    May 5, 1999 (May 5, 1999) Date of Report
                       (Date of earliest event reported)

                               Safety-Kleen Corp.
             (Exact name of registrant as specified in its charter)



Delaware                             1-8368                         51-0228924
(State or other                    (Commission                    (IRS Employer
jurisdiction                       File Number)                  Identification
 of incorporation)                                                   Number)


               1301 Gervais Street, Columbia, South Carolina 29201 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (803)933-4200

ITEM 5.  OTHER EVENTS

        On May 5, 1999, Safety-Kleen Corp.(NYSE:SK) announced that it intends to offer $225 million of senior notes due 2009 in a private placement. The full text of the announcement is reproduced below. Please note that the announcement contains forward looking statements that involve a number of risks and uncertainties.

                              For Immediate Release

                               SAFETY-KLEEN CORP.
                    ANNOUNCES INTENTION TO OFFER SENIOR NOTES


Columbia, S.C.--May 5, 1999--Safety-Kleen Corp. (NYSE: SK) announced today that it intends to offer $225 million of senior notes due 2009 in a private placement. Subject to market conditions, the Rule 144A offering is expected to be completed by mid May 1999.

The Company expects to use the net proceeds of the private offering to partially fund the previously announced repurchase of the Company's outstanding $350 million 5% subordinated convertible pay-in-kind debenture from Laidlaw Inc. and for general corporate purposes.

The senior notes will be general unsecured unsubordinated obligations of Safety-Kleen Corp. However, the senior notes will be effectively subordinated to all obligations of the Company's subsidiaries.

The senior notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities.


FOR FURTHER INFORMATION CONTACT:
-------------------------------
Kenneth W. Winger, President and Chief Executive Officer - (803) 933-4212
Paul R. Humphreys, Senior Vice President, Finance and Chief Financial Officer -
(803)  933-4261
Safety-Kleen Investor Relations - (803) 933-4285

PRIVATE SECURITIES LITIGATION REFORM ACT:
----------------------------------------
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with acquisitions; achievement of synergy objectives; the attainment of revenue growth targets; the adoption of new environmental laws and regulations and how they are interpreted and enforced; changes in demand for the Company's services; competition; and prices for petroleum-based products.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SAFETY-KLEEN CORP.




                                           By:  /s/ Kenneth W. Winger
                                              -------------------------
                                           Kenneth W. Winger, President
                                           and Chief Executive Officer


Date: May 5, 1999